Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Till Capital Ltd. (“Till”) on Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John T. Rickard, Chief Executive Officer of Till, and Brian P. Lupien, Chief Financial Officer of Till, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ John T. Rickard

John T. Rickard

Chief Executive Officer

May 12, 2017

By: /s/ Brian P. Lupien

Brian P. Lupien

Chief Financial Officer

May 12, 2017